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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) August 20, 2002
                                                 ----------------



                             NESCO Industries, Inc.
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             (Exact name of registrant as specified in its charter)



         Nevada                          000-28307               13-3709558
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(State or other jurisdiction           (Commission             (IRS Employer
 of Incorporation)                     File Number)          Identification No.)



22-09 Queens Plaza North, Long Island City, New York               11101
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                  (Address of principal executive offices)       (Zip Code)


Registrant's telephone number, including area code            718/752-2400
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          (Former name or former address, if changed since last report)





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Item 5.       Other Events

              On August 20, 2002, the Company appointed Paul Bailey as Vice President, Secretary and Chief Financial Officer to fill the vacancies created by the resignation of Lawrence S. Polan. Mr. Polan, who devoted less than a majority of his time to the Company's business, resigned as Vice President, Secretary, Treasurer, Chief Financial Officer and Director to pursue personal interests.

              Mr. Bailey is a seasoned financial executive with extensive management experience. From 1999 to 2002, Mr. Bailey served as Controller of the $2.2 billion analytical instrument business of Thermo Electron Corp. From 1985 to 1998, Mr. Bailey served in various management positions with CML Group, Inc., including Vice President, Controller and Director of Financial Operations. Mr. Bailey holds a BA in Ecomonics from Carleton College and an MBA in Finance and Accounting from The Wharton School of the University of Pennsylvania.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        NESCO INDUSTRIES, INC.


Dated: August 22, 2002                  By: /s/ Jeffrey L. Powell
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                                            Jeffrey L. Powell, President and CEO